                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2000

                            KENWICK INDUSTRIES, INC.
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        (Exact name of small business issuer as specified in its charter)

          FLORIDA                    0-21899                  65-0596319
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      (State or other        (Commission file number)    (IRS Employer
       jurisdiction                                       Identification No.)
    of incorporation or
       organization)

                         660 LINTON BOULEVARD, SUITE 202
                              DELRAY BEACH, FLORIDA             33445
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    (Address of principal executive offices)                  (Zip Code)

                                 (561) 278-6090
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              (Registrant's telephone number, including area code)





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ITEM 5

                                  OTHER EVENTS

On October 26, 2000, the Company's common stock was relisted on the Over-The-Counter Bulletin Board under the symbol KWIN.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


KENWICK INDUSTRIES, INC.
(Registrant)

Date: October 31, 2000

By:

/s/ Kenneth S. Wulwick
----------------------
Kenneth S. Wulwick
Chief Executive Officer, President and Director